UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2017

NET SAVINGS LINK, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-53346
(State or other jurisdiction of incorporation)	(Commission File Number)

2374 Route 390 North, Mountainhome
Cresco, PA	18326
(Address of principal executive offices)	(Zip Code)

(570) 595-2432
(Registrant’s telephone number, including area code)

P.O. Box 609 1076 Route 390 North Mountainhome, Pennsylvania 18342
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On April 24, 2017, the Board of Directors of Net Savings Link, Inc. declared a 10% stock dividend payable on or around June 29, 2017 to stockholders of record on June 1, 2017.

A copy of the press release announcing the stock dividend is filed as Exhibit 99.1 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

99.1 Press Release dated April 24, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2017

NET SAVINGS LINK, INC.

/s/ James Tilton
James Tilton, Chief Executive Officer

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